UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
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                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                October 19, 2006
                Date of report (Date of earliest event reported)

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                             TALLY HO VENTURES, INC.
             (Exact Name of Registrant as Specified in its Charter)

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             Delaware               333-104631           43-1988542
 (State of Other Jurisdiction of   (Commission         (IRS Employer
  Incorporation or Organization)   File Number)        Identification)

                 115 Route d' Arlon, L-8311 Capellen, Luxembourg
          (Address of principal executive offices, including zip code)

                                011-352 2630 1540
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_|Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_|Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_|Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Section 5 - Corporate Governance and Management

     Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     Effective as of October 19, 2006, Peter J. Smith, President and a director of Tally Ho Ventures, Inc., a Delaware corporation (the "Company"), has resigned as President of the Company and as a member of the Company's Board of Directors (the "Board"). Until December 31, 2006, Mr. Smith will remain a non-voting advisor to the of the Board to help the Company and the Board to facilitate the transition. Nigel Gregg, the Company's Chief Executive Officer, will assume the roles and responsibilities of the President of the Company on an interim basis until a suitable candidate is appointed by the Board.


Section 9 - Financial Statements and Exhibits

     Item 9.01     Financial Statements and Exhibits

     Exhibit No.   Exhibit Title

     None.


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                                   Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       TALLY HO VENTURES, INC.

Date: October 25, 2006                 By:   /s/ Nigel Greg
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                                             Chief Executive Officer


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